EXHIBIT 5

The following table sets forth all transactions with respect to the Common Units Representing
Limited Partnership Interests ("Common Units") effected in the last sixty days by the Reporting
Person, inclusive of any transactions effected through 4:00 p.m., Eastern time, on November 16, 2015.
All such transactions were purchases or sales of units effected in the open market. The per unit prices noted in the table below include commissions/fees paid.

All transactions reported were effected on behalf of client accounts for which the Reporting Person is the investment adviser.

Nature of Transaction	Reporting Person	Date of Transaction	Amount of Securities	Price per Unit ($)
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-17-2015	89	50.15
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-18-2015	13	49.03
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-18-2015	3,236	50.15
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-18-2015	16	50.38
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-18-2015	37	50.42
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	09-18-2015	27	49.95
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	09-18-2015	747	49.96
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-21-2015	9,982	50.40
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-21-2015	281	50.41
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-21-2015	1,001	50.44
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	09-21-2015	211	50.34
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-22-2015	16	50.30
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	09-22-2015	1,852	49.93
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-23-2015	9,976	48.10
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-24-2015	694	47.36
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-25-2015	17,558	48.29
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	09-25-2015	969	48.11
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-28-2015	47	44.69
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-28-2015	36,300	45.07
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-28-2015	258	45.80
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	09-28-2015	52	44.36
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	09-28-2015	1,916	44.70
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	09-28-2015	129	45.75
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-29-2015	47,093	43.43
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-29-2015	1,132	44.69
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-29-2015	376	45.65
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	09-29-2015	23,613	41.99
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-30-2015	248	42.90
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-30-2015	34,236	43.08
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	09-30-2015	58	43.99
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	09-30-2015	1,139	43.62
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-01-2015	30,943	44.12
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-01-2015	1,288	44.26
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-01-2015	529	44.27
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-01-2015	286	44.28
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-01-2015	365	43.96
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-02-2015	21,792	44.35
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-02-2015	405	44.50
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-02-2015	637	44.18
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-05-2015	2,187	45.70
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-05-2015	55,610	45.71
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-05-2015	163	45.79
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-06-2015	320	45.75
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-06-2015	811	45.80
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-06-2015	884	45.67
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-06-2015	326	45.70
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-07-2015	621	46.89
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-07-2015	1,306	46.96
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-08-2015	701	48.58
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-08-2015	21	47.95
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-08-2015	406	47.96
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-08-2015	187	48.33
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-09-2015	476	49.37
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-09-2015	5,163	49.42
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-09-2015	956	49.43
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-12-2015	23,137	48.60
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-12-2015	1,597	48.24
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-13-2015	262	47.62
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-13-2015	2,175	47.66
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-13-2015	101	47.74
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-14-2015	149	45.62
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-14-2015	87	45.90
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-14-2015	4,931	46.22
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-14-2015	3,775	45.97
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-15-2015	729	45.81
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-16-2015	11,736	45.87
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-16-2015	602	46.05
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-16-2015	1,092	45.98
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-19-2015	1,894	45.06
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-19-2015	1,129	44.74
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-20-2015	2,253	44.93
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-20-2015	1,860	45.02
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-20-2015	775	44.85
Purchase of Common units	Tortoise Capital Advisors, L.L.C.	10-21-2015	1,118	43.97
Purchase of Common units	Tortoise Capital Advisors, L.L.C.	10-21-2015	242	44.04
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-21-2015	9,847	43.98
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-21-2015	405	44.34
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-22-2015	12,390	42.59
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-22-2015	8,535	42.27
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-22-2015	313	42.60
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-23-2015	80,643	41.19
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-23-2015	14,904	41.29
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-26-2015	27,435	39.86
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-26-2015	10,258	39.89
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-26-2015	170	40.07
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-27-2015	51,882	37.89
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-27-2015	517	37.64
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-27-2015	24,825	38.01
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-28-2015	624	40.29
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-28-2015	1,433	40.53
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-28-2015	324	40.61
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-28-2015	1,284	40.38
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-29-2015	428	41.39
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-29-2015	1,516	40.68
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-30-2015	5,693	43.52
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	10-30-2015	3,442	43.68
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	10-30-2015	373	41.77
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-02-2015	108	43.95
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-02-2015	5,684	44.01
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-02-2015	46,755	44.18
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-03-2015	490	45.03
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-03-2015	4,076	46.11
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	11-04-2015	4,339	46.37
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	11-04-2015	1,593	46.54
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-05-2015	327	46.13
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-05-2015	819	46.28
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-06-2015	367	44.06
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-06-2015	2,054	44.08
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-06-2015	284	44.10
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-06-2015	1,131	44.45
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-09-2015	5,040	43.20
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-09-2015	3,137	43.29
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-09-2015	1,352	43.37
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-10-2015	360	43.31
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-10-2015	359	43.34
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	11-10-2015	177	43.55
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-11-2015	76	44.64
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-11-2015	2,735	45.32
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	11-11-2015	49	44.32
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-12-2015	345	42.82
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-12-2015	3,921	43.04
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-12-2015	405	43.32
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-12-2015	106	43.33
Purchase of Common Units	Tortoise Capital Advisors, L.L.C.	11-13-2015	1,178	43.21
Sale of Common Units	Tortoise Capital Advisors, L.L.C.	11-13-2015	165	43.71
Sale of Common Units*	Tortoise Capital Advisors, L.L.C.	11-16-2015	1,428	45.29

*Effected pursuant to client instruction to liquidate account.